GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class P, Class R, and Class R6 Shares of the

Goldman Sachs Bond Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Government Income Fund

Goldman Sachs Strategic Income Fund

(the “Funds”)

Supplement dated June 30, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2020, as supplemented to date

Effective October 1, 2021, Michael Swell will no longer serve as a portfolio manager for the Funds. Matthew Kaiser and Peter Stone will continue to serve as portfolio managers for the Goldman Sachs Government Income Fund, and Ashish Shah will continue to serve as a portfolio manager for the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund and the Goldman Sachs Strategic Income Fund.

Accordingly, on October 1, 2021, all references to Mr. Swell in the Prospectuses, Summary Prospectuses and SAI will be deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MSFITBDSTK 06-21